UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-4 Home Equity Mortgage Pass-Through Certificates, Series 2003-4)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-21              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, Long Beach Mortgage Company, and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust Series 2003-4
Home Equity Mortgage Pass-Through Certificates, Series 2003-4
--------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 5, 2004              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-4
                                Statement to Certificate Holders
                                        December 26, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        188,750,000.00    164,824,109.24     7,169,234.77    215,559.03   7,384,793.80         0.00       0.00      157,654,874.47
A2        100,000,000.00     87,324,031.39     3,798,270.08    202,300.67   4,000,570.75         0.00       0.00       83,525,761.31
P                 100.00            100.00             0.00    152,999.23     152,999.23         0.00       0.00              100.00
AR                100.00              0.00             0.00          0.00           0.00         0.00       0.00                0.00
M1         33,750,000.00     33,750,000.00             0.00     61,576.17      61,576.17         0.00       0.00       33,750,000.00
M2         24,370,000.00     24,370,000.00             0.00     66,497.10      66,497.10         0.00       0.00       24,370,000.00
B1         15,000,000.00     15,000,000.00             0.00     86,250.00      86,250.00         0.00       0.00       15,000,000.00
B2         13,130,615.17     13,130,615.17             0.00     76,595.26      76,595.26         0.00       0.00       13,130,615.17
X2                  0.00              0.00             0.00          0.00           0.00         0.00       0.00                0.00
TOTALS    375,000,815.17    338,398,855.80    10,967,504.85    861,777.46  11,829,282.31         0.00       0.00      327,431,350.95

X1        375,000,615.17    345,592,514.72             0.00          0.00           0.00         0.00       0.00      336,557,938.78
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541QKL5       873.24031385    37.98270077      1.14203460     39.12473536          835.25761309      A1        1.518750 %
A2       22541QKM3       873.24031390    37.98270080      2.02300670     40.00570750          835.25761310      A2        2.780000 %
P        22541QKT8     1,000.00000000     0.00000000            ####            ####        1,000.00000000      P        10.418997 %
AR       22541QKN1         0.00000000     0.00000000      0.00000000      0.00000000            0.00000000      AR       10.418997 %
M1       22541QKP6     1,000.00000000     0.00000000      1.82447911      1.82447911        1,000.00000000      M1        2.118750 %
M2       22541QKQ4     1,000.00000000     0.00000000      2.72864588      2.72864588        1,000.00000000      M2        3.168750 %
B1       22541QKR2     1,000.00000000     0.00000000      5.75000000      5.75000000        1,000.00000000      B1        6.900000 %
B2       22541QKS0     1,000.00000000     0.00000000      5.83333370      5.83333370        1,000.00000000      B2        7.000000 %
TOTALS                   902.39498719    29.24661602      2.29806823     31.54468426          873.14837116

X1       22541QKU5       921.57852745     0.00000000      0.00000000      0.00000000          897.48636446      X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


Sec. 4.06(a)(i)                Principal Remittance Amount                                                       8,691,095.25

                               Scheduled Principal Payments                                                        327,296.75

                               Principal Prepayments                                                             8,108,470.21

                               Curtailments                                                                        197,369.77

                               Curtailment Interest Adjustments                                                        640.62

                               Repurchase Principal                                                                 57,811.03

                               Substitution Amounts                                                                      0.00

                               Net Liquidation Proceeds                                                                  0.00

                               Other Principal Adjustments                                                            -493.13

                               Gross Interest                                                                    3,155,255.55

                               Recoveries from Prior Loss Determinations                                                 0.00

                               Reimbursements of Non-Recoverable Advances Previously Made                           20,374.57

                               Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties           Number of Loans with Respect to which Prepayment Penalties were Collected                   74

                               Balance of Loans with Respect to which Prepayment Penalties were Collected        3,371,803.89

                               Amount of Prepayment Penalties Collected                                            152,998.36

Sec. 4.06(a)(iv)               Beginning Number of Loans Outstanding                                                    8,200

                               Beginning Aggregate Loan Balance                                                345,592,614.72

                               Ending Number of Loans Outstanding                                                       8,019

                               Ending Aggregate Loan Balance                                                   336,558,038.78

Sec. 4.06(a)(v)                Servicing Fees (Including Credit Risk Manager Fees)                                 146,812.34

                               Trustee Fees                                                                          2,879.94

Sec. 4.06(a)(vii)              Current Advances                                                                           N/A

                               Aggregate Advances                                                                         N/A


Section 4.06(a)(viii)          Delinquent Mortgage Loans
                                       Group 1
                                                                                Principal
                                      Category              Number               Balance                Percentage
                                      1 Month                        93            4,099,369.60                   1.22 %
                                      2 Month                        45            1,928,416.91                   0.57 %
                                      3 Month                        97            4,317,443.25                   1.28 %
                                       Total                        235           10,345,229.76                   3.07 %
                               * Delinquent Bankruptcies are included in the table above.

                               Bankruptcies
                                                       Group 1
                                                                            Principal
                                                       Number               Balance               Percentage
                                                                28            1,056,292.66                 0.31 %
                                                      * Only Current Bankruptcies are reflected in the table above.

                               Foreclosures
                                                       Group 1
                                                                            Principal
                                                       Number               Balance               Percentage
                                                                10              446,747.80                 0.13 %

Section 4.06(a)(xi)            REO Properties
                                                       Group 1
                                                                            Principal
                                                       Number               Balance               Percentage
                                                                 0                    0.00                 0.00 %

Section 4.06(a)(xii)           Current Realized Losses                                                                343,480.69

                               Cumulative Realized Losses - Reduced by Recoveries                                     368,627.03

Sec. 4.06 (a)(xiv)             Weighted Average Net Mortgage Rate                                                     10.41278 %

Sec. 4.06 (a)(xiv)             Net Excess Spread                                                                       1.10622 %

Interest Rate Cap A/C          Amount on Deposit in the Interest Rate Cap Account                                           0.00
                               Amount Withdrawn from the Interest Rate Cap Account                                          0.00
Trigger Event                  Trigger Event Occurrence (Effective August 2006)                                               NO
                               (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                               Rolling 3 Month Delinquency Rate                                                        1.57407 %
                               Sr. Enhancement Percentage x 18%                                                        5.10103 %
                                                      OR
                               (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                               Cumulative Loss % of Original Aggregate Collateral Balance                                 0.00 %
                               Cumulative Loss Limit                                                                      8.00 %

O/C Reporting                  Targeted Overcollateralization Amount                                               10,312,522.41
                               Ending Overcollateralization Amount                                                  9,126,687.83
                               Ending Overcollateralization Deficiency                                              1,185,834.58
                               Overcollateralization Release Amount                                                         0.00
                               Monthly Excess Interest                                                              2,276,409.60
                               Payment to Class X-1                                                                         0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.